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                                                                      EXHIBIT 23


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-59733) of Cash America International, Inc. of our report dated June 18, 2002 relating to the financial statements of Cash America International, Inc. 401(k) Savings Plan, which appears in this Form 11-K.




PricewaterhouseCoopers LLP

Dallas, Texas
June 18, 2002